                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of THE ROUSE COMPANY, a Maryland corporation (the "Corporation"), hereby constitute and appoint ANTHONY W. DEERING, THOMAS J. DEROSA and GORDON H. GLENN, or any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors and officers of the Corporation, its Registration Statement on Form S-8, and any amendment (including post-effective amendments) or supplement thereto, relating to the offer and sale of deferred compensation obligations under The Rouse Company Incentive Bonus Deferral Plan, to be filed with the Securities and Exchange Commission under the Securities Act of 1933. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                                   Title                                    Date
---------                                                   -----                                    ----

/s/ Anthony W. Deering                       Chairman of the Board of Directors,                April 14, 2003
----------------------                             Chief Executive Officer
Anthony W. Deering                                       and Director
                                                (Principal Executive Officer)

/s/ Thomas J. DeRosa                                  Vice Chairman and                         April 14, 2003
--------------------                               Chief Financial Officer
Thomas J. DeRosa                                (Principal Financial Officer)

/s/ Melanie M. Lundquist                          Senior Vice President and                     April 14, 2003
------------------------                             Corporate Controller
Melanie M. Lundquist                            (Principal Accounting Officer)

/s/ David H. Benson                                        Director                             April 14, 2003
-------------------
David H. Benson

/s/ Jeremiah E. Casey                                      Director                             April 14, 2003
---------------------
Jeremiah E. Casey

/s/ Platt W. Davis, III                                    Director                             April 14, 2003
-----------------------
Platt W. Davis, III

/s/ Rohit M. Desai                                         Director                             April 14, 2003
------------------
Rohit M. Desai

/s/ Juanita T. James                                       Director                             April 14, 2003
--------------------
Juanita T. James

/s/ Hanne M. Merriman                                      Director                             April 14, 2003
---------------------
Hanne M. Merriman

Signature                                                   Title                                    Date
---------                                                   -----                                    ----
/s/ Roger W. Schipke                                       Director                             April 14, 2003
--------------------
Roger W. Schipke

/s/ John G. Schreiber                                      Director                             April 14, 2003
---------------------
John G. Schreiber

/s/ Mark R. Tercek                                         Director                             April 14, 2003
------------------
Mark R. Tercek

/s/ Gerard J. M. Vlak                                      Director                             April 14, 2003
---------------------
Gerard J. M. Vlak